Exhibit 10.2

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of November 8, 2011, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of April 30, 2010 (as the same has been and may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, the Lenders, Borrower and the Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Amended Definition. The following definition in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“New Senior Notes” means any senior or senior subordinated notes issued by the Borrower on or before November 1, 2012 pursuant to and in accordance with the terms of the New Senior Notes Indenture, without waiver or amendment of any material terms thereof, and as thereafter amended, modified, supplemented or restated from time to time to the extent permitted under this Agreement; provided that (a) the terms of such New Senior Notes do not provide for any scheduled repayment, mandatory redemption (including any required offer to redeem) or payment of a sinking fund obligation prior to the date that is one year after the Maturity Date (except for any offer to redeem such senior notes required as a result of asset sales or the occurrence of a “Change of Control” under and as defined in the New Senior Notes Indenture), (b) such New Senior Notes are unsecured, (c) the non-default interest rate on the outstanding principal balance of such New Senior Notes does not exceed the prevailing market rate then in effect for similarly situated credits at the time such New Senior Notes are issued, (d) no Subsidiary of the Borrower is required to Guarantee the

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Indebtedness evidenced by such New Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder, and (e) with respect to any senior subordinated notes, such notes are expressly subordinate to the payment in full of all of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent and the Required Lenders.

1.2 Indebtedness. Clause (h) of Section 7.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(h) Indebtedness of the Borrower under the Senior Notes (and any Permitted Refinancing thereof) in an aggregate outstanding principal amount not to exceed the sum of $1,500,000,000 minus the aggregate principal amount of all repayments and prepayments of the Senior Notes to the extent permitted under the terms of this Agreement;

SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1 Execution and Delivery. Each Credit Party, the Majority Lenders and Administrative Agent shall have executed and delivered this Amendment.

2.2 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

2.3 Fourth Amendment. The Administrative Agent shall have received a copy of that certain Fourth Amendment to Credit Agreement, dated as of the date hereof, among each Credit Party, the Lenders and Administrative Agent (the “Fourth Amendment”), duly executed by each party thereto and otherwise in form and substance satisfactory to the Administrative Agent, and all conditions to the effectiveness of the Fourth Amendment shall be satisfied.

2.4 Other Documents. Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Administrative Agent.

SECTION 3. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

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3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

3.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

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4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

4.9 Reference to and Effect on the Loan Documents.

(a) This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER: EXCO RESOURCES, INC.

By:	/s/ J. DOUGLAS RAMSEY
Name: Title:	J. Douglas Ramsey, Ph.D. Vice President – Finance

GUARANTORS:

EXCO HOLDING (PA), INC.

EXCO PRODUCTION COMPANY (PA), LLC

EXCO PRODUCTION COMPANY (WV), LLC

EXCO RESOURCES (XA), LLC

EXCO SERVICES, INC.

EXCO MIDCONTINENT MLP, LLC

EXCO PARTNERS GP, LLC

EXCO PARTNERS OLP GP, LLC

VERNON GATHERING, LLC

By:	/s/ J. DOUGLAS RAMSEY
Name: Title:	J. Douglas Ramsey, Ph.D. Vice President – Finance

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC, its general partner

	By:	/s/ J. DOUGLAS RAMSEY
	Name: Title:	J. Douglas Ramsey, Ph.D. Vice President – Finance

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC, its general partner

	By:	/s/ J. DOUGLAS RAMSEY
	Name: Title:	J. Douglas Ramsey, Ph.D. Vice President – Finance

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EXCO EQUIPMENT LEASING, LLC

By:	/s/ J. DOUGLAS RAMSEY
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

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JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ BRIAN ORLANDO
Name:	Brian Orlando
Title:	Authorized Officer

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BANK OF AMERICA, N.A., as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ SANDRA M. SERIE
Name:	Sandra M. Serie
Title:	Vice President

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BNP PARIBAS, as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ RICHARD HAWTHORNE
Name:	Richard Hawthorne
Title:	Director

By:	/s/ EDWARD PAK
Name:	Edward Pak
Title:	Director

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ROYAL BANK OF CANADA, as a Lender and as Co-Lead Arranger and Co-Documentation Agent

By:	/s/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Documentation Agent

By:	/s/ MATT COLEMAN
Name:	Matt Coleman
Title:	Vice President

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BANK OF MONTREAL, as a Lender and as Co-Syndication Agent

By:	/s/ KEVIN UTSEY
Name:	Kevin Utsey
Title:	Director

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CITIBANK, N.A., as a Lender and as Co-Documentation Agent

By:	/s/ ANGELA MCCRACKEN
Name:	Angela McCracken
Title:	Director

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KEYBANK N.A., as a Lender

By:	/s/ DAVID MORRIS
Name:	David Morris
Title:	Vice President

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NATIXIS, as a Lender

By:	/s/ LIANA TCHERNYSHEVA
Name:	Liana Tchernysheva
Title:	Managing Director

By:	/s/ DONOVAN C. BROUSSARD
Name:	Donovan C. Broussard
Title:	Managing Director

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UNION BANK, N.A., as a Lender

By:	/s/ DOUGLAS GALE
Name:	Douglas Gale
Title:	Vice President

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BANK OF SCOTLAND PLC, as a Lender

By:	/s/ JULIA R. FRANKLIN
Name:	Julia R. Franklin
Title:	Assistant Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ TOM BYARGEON
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ MICHAEL D. WILLIS
Name:	Michael D. Willis
Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ DARIA MAHONEY
Name:	Daria Mahoney
Title:	Vice President

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COMERICA BANK, as a Lender

By:	/s/ JOHN S. LESIKAR
Name:	John S. Lesikar
Title:	Assistant Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ MASAKAZU HASEGAWA
Name:	Masakazu Hasegawa
Title:	Managing Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ VANESSA A. KURBATSKIY
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ JOHN FRAZELL
Name:	John Frazell
Title:	Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/S/ TRUDY NELSON
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ CHRIS PERKS
Name:	Chris Perks
Title:	Authorized Signatory

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UBS LOAN FINANCE LLC, as a Lender

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ JOSELIN FERNANDES
Name:	Joselin Fernandes
Title:	Associate Director

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